PREMIER ALLIANCE GROUP, INC.
                          INDEX TO FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2003 AND 2002




                                                                          Pages

INDEPENDENT AUDITORS' REPORT                                                 F2

FINANCIAL STATEMENTS:

   Balance Sheets                                                          F3-4

   Statements of Operations and Retained Earnings                            F5

   Statements of Cash Flows                                                F6-7

   Notes to Financial Statements                                          F8-12



                                      (F1)

Board of Directors
Premier Alliance Group, Inc.
Charlotte, North Carolina



                          INDEPENDENT AUDITORS' REPORT


     We have audited the accompanying balance sheets of Premier Alliance Group, Inc. as of December 31, 2003 and 2002, and the related statements of operations and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Premier Alliance Group, Inc. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.









March 15, 2004
Charlotte, North Carolina



                                      (F2)

                        See Notes to Financial Statements
                          PREMIER ALLIANCE GROUP, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 2003 AND 2002


                ASSETS                                 2003           2002
                ------                             ------------   ------------

CURRENT ASSETS:
  Cash                                             $    10,146    $    10,098
  Accounts receivable                                  869,342        988,511
  Marketable securities                                120,720         75,861
  Prepaid expenses                                     480,720        484,711
                                                   -----------    -----------


    Total current assets                             1,480,928      1,559,181
                                                   -----------    -----------




PROPERTY AND EQUIPMENT - at cost less
  Accumulated depreciation                              38,483         43,021
                                                   -----------    -----------


OTHER ASSETS:
  Goodwill                                           2,231,284      2,231,284
  Investment in limited liability company              100,000        100,000
  Cash surrender value of officers' life insurance     169,998            -
  Deposits and other assets                             23,450         26,171
                                                   -----------    -----------

                                                     2,524,732      2,357,455

                                                   $ 4,044,143    $ 3,959,657
                                                   ===========    ===========





                                      (F3)

   LIABILITIES AND STOCKHOLDERS' EQUITY                 2003           2002
   ------------------------------------            ------------   ------------
CURRENT LIABILITIES:
  Note payable                                     $      -       $   72,839
  Excess of outstanding checks over bank balances     797,632        789,277
  Accounts payable                                        -           13,440
  Accrued expenses                                    367,276        458,099
                                                   -----------    -----------
    Total current liabilities                       1,164,908      1,333,655
                                                   -----------    -----------



COMMITMENTS AND CONTINGENCIES                             -              -
                                                   -----------    -----------

STOCKHOLDERS' EQUITY:
  Common stock, no par value, 100,000 shares
    authorized, 1,449,275 shares issued and
    outstanding                                     1,673,187      1,673,187
  Retained earnings                                 1,206,048        952,815
                                                   -----------    -----------


                                                    2,879,235      2,626,002
                                                   -----------    -----------






                                                   $4,044,143     $3,959,657
                                                   ===========    ===========



                                      (F4)

                          PREMIER ALLIANCE GROUP, INC.
                 STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
                     YEARS ENDED DECEMBER 31, 2003 AND 2002



                                                      2003           2002
                                                   -----------    -----------

NET REVENUES                                      $11,375,379    $11,759,034
                                                  ------------   ------------


OPERATING EXPENSES:
  Cost of revenues                                  8,546,349      9,648,151
  Selling, general and administrative               2,501,509      2,029,996
  Depreciation                                         20,924         42,681
                                                  ------------   ------------

   Total operating expenses                        11,068,782     11,720,828
                                                  ------------   ------------


INCOME FROM OPERATIONS                                306,597         38,206
                                                  ------------   ------------

OTHER INCOME (EXPENSE):
  Interest (expense) income, net                      (15,901)       (21,632)
  Gain (loss) on marketable securities                 49,103        (55,063)
  Officers' life insurance expense                    (16,842)      (155,700)
  Other income                                          1,603          3,964
  Loss on disposal of assets                             (327)        (5,796)
                                                  ------------   ------------

   Total other income (expense)                        17,636       (234,227)
                                                  ------------   ------------

NET INCOME (LOSS)                                     324,233       (196,021)

RETAINED EARNINGS - beginning of year                 952,815      1,505,691

DIVIDENDS                                             (71,000)      (356,855)
                                                  ------------   ------------

RETAINED EARNINGS - end of year                   $ 1,206,048    $   952,815
                                                  ============   ============






                                      (F5)

                          PREMIER ALLIANCE GROUP, INC.
                            STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 2003 AND 2002


                                                      2003           2002
                                                   -----------    -----------
Cash flows from operating activities:
  Net income (loss)                                $  324,233     $ (196,021)
  Adjustments to reconcile net income (loss)
    to net cash provided by operating activities:
      Depreciation                                     20,924         42,681
      Loss on disposal of asset                           327          5,796
      Appreciation of cash surrender value of
        officers' life insurance                     (169,988)           -
    Changes in operating assets and liabilities:
      Decrease in accounts receivable                 119,169        285,791
      (Increase) decrease in marketable securities    (44,859)        55,433
      Decrease (increase) in prepaid expenses           3,991       (275,381)
      Decrease in deposits and other assets             2,721             35
      Decrease in accounts payable                    (13,440)       (14,063)
      Increase in excess of outstanding
        checks over bank balances                       8,355        479,717
      (Decrease) increase in accrued expenses         (90,823)       277,260
                                                   -----------    -----------
    Net cash provided by operating activities         160,610        661,248
                                                   -----------    -----------


Cash flows from investing activities:
  Purchases of property and equipment                 (16,823)        (1,635)
  Proceeds from sale of property and
    equipment                                             100         44,204
                                                   -----------    -----------
    Net cash (used in) provided by
      investing activities                            (16,723)        42,569
                                                   -----------    -----------


Cash flows from financing activities:
  Dividends                                           (71,000)      (356,855)
  Principal payments on line of credit                (72,839)      (418,437)
                                                   -----------    -----------
    Net cash used in financing activities            (143,839)      (775,292)
                                                   -----------    -----------


Net increase (decrease) in cash                            48        (71,475)


Cash - beginning of year                               10,098         81,573
                                                   -----------    -----------

Cash - end of year                                 $   10,146     $   10,098
                                                   ===========    ===========





                                      (F6)

                          PREMIER ALLIANCE GROUP, INC.
                            STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 2003 and 2002
                                   (continued)




SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:


                                                       2003           2002
                                                   -----------    -----------

    Cash payments for:
      Interest                                     $    17,249    $    27,392



    Cash received for:
      Interest                                     $     1,348    $     5,760








                                      (F7)

                          PREMIER ALLIANCE GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2003 and 2002

Note 1 - Summary of Significant Accounting Policies:

     The Company:


         Premier Alliance Group, Inc. (the Company) was organized under the laws of North Carolina in June 1995. The Company provides information technology solutions and consulting services to customers operating in a variety of industries throughout the United States of America.


     Cash and cash equivalents:


         The Company considers all highly liquid investments having an original maturity of three months or less to be cash equivalents. Amounts invested may exceed federally insured limits at any given time.


     Accounts Receivable:


         The Company considers accounts receivable to be fully collectible. If amounts become uncollectible, they are charged to operations when that determination is made.


     Marketable Securities:


         Marketable equity securities are accounted for as trading securities and are stated at market value with unrealized gains and losses accounted for in current income from operations.


     Property and equipment:


         Property and equipment are recorded at cost and depreciated using the straight-line method over the estimated useful lives of the assets ranging from five to seven years. Maintenance and repair costs are expensed as incurred. Gain or losses on dispositions are reflected in income.


     Goodwill and Intangible Assets:


         Purchased goodwill in the amount of $2,718,385 was being amortized over 15 years until December 31 2001. Accumulated amortization at December 31, 2001 was $487,101. Effective January 1, 2002, the Company ceased amortization of goodwill in accordance with SFAS No. 142, Goodwill and Other Intangible Assets. The Company assesses goodwill for impairment annually.






                                      (F8)

     Investment in Limited Liability Company:


         The Company has an investment in a limited liability company, which owns approximately 33 percent of the office building that the Company leases office space from in Charlotte, North Carolina. The Company's investment represents an approximate 3 percent share of ownership in the limited liability company. Because the limited liability company interest does not have a readily determinable fair value, the Company accounts for its investment using the cost method. Accordingly, the carrying value of $100,000 is equal to the capital contribution the Company has made. Income is recognized when capital distributions are received by the Company. Capital distributions of $3,000 and $1,410 were received and recognized as income for the years ended December 31, 2003 and 2002, respectively.


     Income taxes:


         The Company's stockholders have elected for the corporation to be taxed under the provision of Subchapter S of the Internal Revenue Code. Under this provision, the stockholders are taxed on their proportionate share of the Company's taxable income. As a Subchapter S corporation, the Company bears no liability or expense for income taxes and none is reflected in these financial statements. Similar provisions apply for state income taxes.


     Use of accounting estimates:


         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of certain assets and liabilities and disclosures. Accordingly, the actual amounts could differ from those estimates. Any adjustments applied to estimated amounts are recognized in the year in which such adjustments are determined.


     Fair value of financial instruments:


         The Company's financial instruments include cash, accounts receivable, prepaid expenses, accounts payable, accrued expenses, and credit facilities.


         The Company did not have any outstanding financial derivative instruments.






                                      (F9)

Note 2 - Prepaid Expenses:


     Prepaid expenses at December 31, 2003 and 2002 consisted of the following:


                                                       2003           2002
                                                   -----------    -----------

   Prepaid rent                                    $   223,557    $   217,761
   Prepaid insurance                                   138,211        147,811
   Prepaid other expenses                              118,952        119,139
                                                   ------------   ------------

                                                   $   480,720    $   484,711
                                                   ------------   ------------


Note 3 - Property and Equipment:


     The principal categories and estimated useful lives of property and equipment are as follows:


                                                                  Estimated
                                         2003          2002      Useful Lives
                                     -----------   ------------  ------------
     Office equipment                $   275,036   $   258,763        5 years
     Furniture and fixtures               61,176        61,176        7 years
                                     ------------  ------------
                                         336,212       319,939

     Less: accumulated depreciation      297,729       276,918
                                     ------------  ------------

                                     $    38,483   $    43,021
                                     ============  ============



Note 4 - Marketable Securities Classified as Trading Securities:


     Under SFAS 115, securities that are bought and held principally for the purpose of selling them in the near term (thus held only for a short time) are classified as trading securities. Trading generally reflects active and frequent buying and selling, and trading securities are generally used with the objective of generating profits on short term differences in price. The change in the net unrealized holding gain or loss for the years ended December 31, 2003 and 2002, which is included in income from operations, is as follows:


                                               Fair Market        Holding
     2003                          Cost           Value         (Loss)/Gain
     ----                      -----------    ------------    --------------
Equity Investments             $    80,383    $     75,861    $       (4,522)

     2002
     ----
Equity Investments             $    80,641    $    120,720    $       40,079





                                     (F10)

Note 5 - Notes Payable:


     The Company has entered into a loan agreement for a line of credit with a financial institution, providing the Company with a maximum credit line of $1,500,000. The line of credit is due on demand. The Company may only borrow up to 75 percent of accounts receivable aged at 90 days or less plus $600,000 in aggregate guarantees provided by the stockholders of the Company. Borrowings under the agreement bear interest at the LIBOR rate plus 3 percent (4.4387 percent at December 31, 2002), payable monthly. In addition, the loan is collateralized by substantially all assets of the Company. Outstanding borrowings under the loan agreement were $0 and $72,839 at December 31, 2003 and 2002, respectively.



Note 6 - Operating Leases:


     The Company is obligated under various operating leases for office space and automobiles.


     The future minimum lease payments under noncancellable operating leases (with initial remaining lease terms in excess of one year) as of December 31, 2003, are as follows:


                                                         Lease
                           Year Ending:                  Payments
                                                       ------------
                              2004                     $   235,965
                              2005                         133,916
                           Thereafter                          -
                                                       ------------
                                                       $   369,881
                                                       ============

     Rent expense for operating leases during 2003 and 2002 was approximately $244,325 and $251,410, respectively.


     The Company has a 3 percent ownership interest in a limited liability company that owns approximately 33 percent of the building the Company leases office space from in Charlotte, North Carolina (Note 1). Additionally, an individual stockholder of the Company owns approximately 30 percent of the same limited liability company. Rent expense for this operating lease during 2003 and 2002 was approximately $197,617 and $190,021, respectively.






                                     (F11)

Note 7 - Employee Benefit Plan:


     The Company has a 401(k) plan which covers substantially all employees. Plan participants can make voluntary contributions of up to 15 percent of compensation, subject to certain limitations. Under this plan, the Company matches a portion of employee deferrals. Total contributions to the plan for the years ended December 31, 2003 and 2002 were approximately $9,302 and $47,255, respectively.



Note 8 - Advertising:


     The Company expenses advertising costs as incurred. Advertising expenses for the years ended December 31, 2003 and 2002 were $7,807 and $3,874, respectively.



Note 9 - Major Customers:


     Approximately 35 percent of total revenues were made to one customer for the years ended December 31, 2003 and 2002.




                                     (F12)

                          PREMIER ALLIANCE GROUP, INC.
                      INDEX TO INTERIM FINANCIAL STATEMENTS




                                                                          Pages



   Interim Balance Sheet                                                 F14-15

   Interim Statements of Operations                                         F16

   Interim Statements of Stockholders' Equity                               F17

   Interim Statements of Cash Flows                                      F18-19




                                     (F13)

                          PREMIER ALLIANCE GROUP, INC.
                              INTERIM BALANCE SHEET
                               SEPTEMBER 30, 2004
                                   (UNAUDITED)



                ASSETS

CURRENT ASSETS:
  Cash                                             $   246,035
  Accounts receivable                                  909,241
  Marketable securities                                141,795
  Prepaid expenses                                      91,392
                                                   -----------

    Total current assets                                            1,388,463




PROPERTY AND EQUIPMENT - at cost less
  Accumulated depreciation                                             40,548


OTHER ASSETS:
  Goodwill                                           2,231,284
  Investment in closely-held companies                 350,000
  Cash surrender value of officers' life insurance     308,704
  Deposits and other assets                             24,136
                                                   -----------

                                                                    2,914,124
                                                                  -----------
                                                                  $ 4,343,135
                                                                  ===========




                                     (F14)

   LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Note payable                                    $   239,078
  Accounts payable                                    235,541
  Accrued expenses                                    471,271
  Income taxes payable                                139,368
  Deferred income taxes                                61,000
                                                   -----------

    Total current liabilities                                      1,146,258
                                                                  -----------

DEFERRED INCOME TAX                                                  110,000

COMMITMENTS AND CONTINGENCIES                                            -


STOCKHOLDERS' EQUITY:
  Preferred stock                                     576,208
  Common stock                                      1,673,187
  Retained earnings                                   837,482
                                                   -----------


                                                                   3,086,877
                                                                  -----------





                                                                 $ 4,343,135
                                                                 ============





                                     (F15)

                          PREMIER ALLIANCE GROUP, INC.
                        INTERIM STATEMENTS OF OPERATIONS
             FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2004
                                   (UNAUDITED)



                                        THREE                THREE                NINE                 NINE
                                     MONTHS ENDED         MONTHS ENDED         MONTHS ENDED         MONTHS ENDED
                                  SEPTEMBER 30, 2004   SEPTEMBER 30, 2003   SEPTEMBER 30, 2004   SEPTEMBER 30, 2003
                                  ------------------   ------------------   ------------------   ------------------
NET REVENUES                     $         2,966,562  $         2,900,115  $         8,543,075  $         8,684,930
                                 -------------------  -------------------  -------------------  -------------------
OPERATING EXPENSES:
  Cost of revenues                         2,217,686            2,147,351            6,381,413            6,244,783
  Selling general and
   administrative                            686,021              613,264            1,968,487            2,103,629
  Depreciation                                 4,860               11,942               12,670               35,077
                                 -------------------  -------------------  -------------------  -------------------

   Total operating expenses                2,908,567            2,772,557            8,362,570            8,383,489
                                 -------------------  -------------------  -------------------  -------------------

INCOME FROM OPERATIONS                        57,995              127,558              180,505              301,441
                                 -------------------  -------------------  -------------------  -------------------

OTHER INCOME (EXPENSE):
  Interest (expense) income, net                (796)              (3,455)              (3,506)             (15,130)
  Gain on marketable
   securities                                  3,661               (6,819)              11,191               22,241
  Officers' life insurance income
   (expense)                                   1,160               36,168               (1,425)             (30,742)
  Other income                                   100                  421                  100                  542
                                 -------------------  -------------------  -------------------  -------------------

   Total other income (expense)                4,125               26,315                6,360              (23,089)
                                 -------------------  -------------------  -------------------  -------------------

NET INCOME (LOSS) BEFORE INCOME
 TAXES                                        62,120              153,873              186,865              278,352

INCOME TAX EXPENSE                            15,699                  -                310,368                  -
                                 -------------------  -------------------  -------------------  -------------------

NET INCOME (LOSS)                $            46,421  $           153,873  $          (123,503) $           278,352
                                 ===================  ===================  ===================  ===================





                                     (F16)

                          PREMIER ALLIANCE GROUP, INC.
                   INTERIM STATEMENTS OF STOCKHOLDERS' EQUITY
  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 AND YEAR ENDED DECEMBER 31, 2003
                                   (UNAUDITED)


                                                                                     Retained
                                           Preferred Stock       Common Stock        Earnings           Total
                                           ---------------       ------------      ------------      ----------
Balances at December 31, 2002             $            -        $   1,673,187      $   952,815      $  2,626,002

Net income for the year ended
  December 31, 2003                                    -                  -            324,233           324,233
S Corporation Distribution                             -                  -            (71,000)          (71,000)
                                          ----------------      -------------     ------------      ------------
Balances at December 31, 2003                          -            1,673,187        1,206,048         2,879,235
                                          ----------------      -------------     ------------      ------------

Issuance of preferred stock                        576,208                -                -             576,208
Net loss for the nine months ended
  September 30, 2004                                   -                  -           (123,503)         (123,503)
S Corporation Distributions                            -                  -           (245,063)         (245,063)
                                          ----------------      -------------     ------------      ------------

Balance September 30, 2004                $        576,208      $   1,673,187     $    837,482      $  3,086,877
                                          ================      =============     ============      ============




                                     (F17)

                          PREMIER ALLIANCE GROUP, INC.
                        INTERIM STATEMENTS OF CASH FLOWS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003
                                   (UNAUDITED)

                                                 NINE                NINE
                                             MONTHS ENDED        MONTHS ENDED
                                         SEPTEMBER 30, 2004   SEPTEMBER 30, 2003
                                         ------------------   ------------------
Cash flows from operating activities:
  Net income (loss)                       $     (123,503)     $      278,352
  Adjustments to reconcile net
    income (loss) to net cash provided
    by operating activities:
      Depreciation                                12,670              35,077
      Deferred income taxes                      171,000                 -
    Changes in operating assets
     and liabilities:
      Increase in accounts receivable            (39,899)            (57,095)
      Increase in marketable securities          (21,075)            (17,969)
      Decrease in prepaid expenses               389,328             389,155
      Increase in cash surrender value          (138,706)            (89,604)
      (Increase) decrease in deposits
        and other assets                            (686)             12,816
      Increase in accounts payable               235,541             168,699
      Decrease in excess of outstanding
        checks over bank balances               (797,632)           (579,399)
      Increase (decrease) in
         accrued expenses                        103,995             (27,807)
      Increase in income taxes
         payable                                 139,368                 -
                                          --------------      --------------
    Net cash provided by
      operating activities                       (69,599)            112,225
                                          --------------      --------------

Cash flows from investing activities:
  Purchases of property and equipment            (14,735)            (11,348)
  Investment in a closely-held company          (250,000)                -
                                          --------------      --------------
    Net used in investing activities            (264,735)            (11,348)
                                          --------------      --------------

Cash flows from financing activities:
  Distributions                                 (245,063)            (71,000)
  Proceeds from (payment on) line
    of credit                                    239,078             (29,839)
  Proceed from preferred stock                   597,500                 -
  Issue cost of preferred stock                  (21,292)                -
                                          --------------      --------------
    Net cash provided by (used in)
     financing activities                        570,223            (100,839)
                                          --------------      --------------

Net increase in cash                             235,889                  38
Cash - beginning of year                          10,146              10,098
                                          --------------      --------------
Cash - September 30, 2004                 $      246,035      $       10,136
                                          ==============      ==============




                                     (F18)

                          PREMIER ALLIANCE GROUP, INC.
                        INTERIM STATEMENTS OF CASH FLOWS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 AND
                          YEAR ENDED DECEMBER 31, 2003
                                   (continued)




SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

                                             NINE                    NINE
                                         MONTHS ENDED            MONTHS ENDED
                                      SEPTEMBER 30, 2004      SEPTEMBER 30, 2003
                                      ------------------      ------------------

    Cash payments for:
      Interest                       $            11,016     $            15,888



    Cash received for:
      Interest                       $             7,510     $               758






                                     (F19)

                          PREMIER ALLIANCE GROUP, INC.
                     INDEX TO PROFORMA FINANCIAL INFORMATION
               AS OF SEPTEMBER 30, 2004 AND THE NINE MONTHS ENDED
             SEPTEMBER 30, 2004 AND THE YEAR ENDED DECEMBER 31, 2003




                                                                         Pages


INTRODUCTION                                                               F21

   Pro-forma Consolidated Balance Sheet                                 F22-23

   Pro-forma Consolidated Statements of Operations                      F24-25

   Notes and Assumptions                                                F26-27




                                     (F20)

                          PREMIER ALLIANCE GROUP, INC.
           INTRODUCTION TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
        AS OF SEPTEMBER 30 2004, AND THE NINE MONTHS ENDED SEPTEMBER 30,
                   2004 AND THE YEAR ENDED DECEMBER 31, 2003



     The following unaudited pro-forma consolidated balance sheet, pro-forma income statements and the explanatory notes give effect to the acquisition of Continuum Group C Inc. by Premier Alliance Group, Inc. The transaction resulted in the former shareholders of Premier Alliance Group, Inc. owning the majority shares of Continuum Group C Inc., the transaction, which is referred to as a "reverse acquisition", has been treated for accounting purposes as an acquisition by Premier Alliance Group, Inc of Continuum Group C Inc.


     The pro-forma consolidated balance sheet, pro-forma consolidated income statements and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes. These pro-forma consolidated balance sheet and pro-forma consolidated income statements have been prepared utilizing the historical financial statements of Premier Alliance Group, Inc., and. Continuum Group C Inc. and should be read in conjunction with the historical financial statements and notes thereto included elsewhere in this filing.


     The pro-forma consolidated income statements have been prepared as if acquisitions had been consummated on January 1, 2003 under the purchase method of accounting and carried through to September 30, 2004. The pro-forma consolidated balance sheet has been prepared as if the acquisition was consummated on September 30, 2003.


     This pro-forma consolidated financial data is provided for comparative purposes only, and does not purport to be indicative of the actual financial position or results of operations had the acquisition occurred at the beginning of the periods presented, nor are they necessarily indicative of the results of future operations.





                                     (F21)

                          PREMIER ALLIANCE GROUP, INC.
                      PRO-FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2004
                                   (UNAUDITED)


                                                                                  PRO-
                                        PREMIER ALLIANCE        CONTINUUM         FORMA            PRO-
                                           GROUP INC.          GROUP C INC.     ADJUSTMENTS        FORMA
                                        ----------------      --------------    -----------      ---------
                ASSETS

CURRENT ASSETS:
  Cash                                 $         246,035     $                                    246,035
  Accounts receivable                            909,241                                          909,241
  Marketable securities                          141,795                                          141,795
  Prepaid expenses                                91,392                                           91,392
                                       -----------------     --------------                  ------------

    Total current assets                       1,388,463                -                       1,388,463
                                       -----------------     --------------                  ------------


PROPERTY AND EQUIPMENT - at cost less
  Accumulated depreciation                        40,548                -                          40,548


OTHER ASSETS:
  Goodwill                                     2,231,284                                        2,231,284
  Investment in closely-held
    companies                                    350,000                                          350,000
  Cash surrender value of
    officers' life insurance                     308,704                                          308,704
  Deposits and other assets                       24,136                                           24,136
                                       -----------------     --------------                  ------------
                                               2,914,124                -                       2,914,124
                                       -----------------     --------------                  ------------

                                             $ 4,343,135     $          -      $        -      $4,343,135
                                       =================     ==============    ============  ============




                                     (F22)

                          PREMIER ALLIANCE GROUP, INC.
                     PRO-FORMA CONSOLIDATED INCOME STATEMENT
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
                                   (UNAUDITED)


                                                                                  PRO-
                                        PREMIER ALLIANCE       CONTINUUM          FORMA           PRO-
                                           GROUP INC.         GROUP C INC.     ADJUSTMENTS        FORMA _
                                        ----------------      --------------    -----------      ---------


   LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Note payable                         $         239,078      $                                $  239,078
  Accounts payable                               235,541                                          235,541
  Accrued expenses                               471,271            92,493                        563,764
  Income taxes payable                           139,368                                          139,368
  Deferred income taxes                           61,000                                           61,000
                                       -----------------     --------------                  ------------

    Total current liabilities                  1,146,258            92,493                      1,238,751
                                       -----------------     --------------                  ------------

DEFERRED INCOME TAX                              110,000               -                          110,000

COMMITMENTS AND CONTINGENCIES                        -                 -                              -


STOCKHOLDERS' EQUITY:
  Preferred stock                                576,208                                          576,208
  Common stock                                 1,673,187             6,349     (1) (98,842)     1,580,694
  Additional paid-in capital                         -              50,431     (1) (50,431)           -
  Retained earnings                              837,482          (149,273)    (1) 149,273        837,482
                                       -----------------     --------------      ---------   ------------


                                               3,086,877           (92,493)                     2,994,384
                                       -----------------     --------------                  ------------



                                       $       4,343,135     $         -      $        -       $4,343,135
                                       =================     =============     ============  ============




                                     (F23)

                          PREMIER ALLIANCE GROUP, INC.
                     PRO-FORMA CONSOLIDATED INCOME STATEMENT
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
                                   (UNAUDITED)


                                                                                  PRO-
                                        PREMIER ALLIANCE       CONTINUUM          FORMA           PRO-
                                           GROUP INC.         GROUP C INC.     ADJUSTMENTS        FORMA _
                                        ----------------      --------------    -----------      ---------
NET REVENUES                           $       8,543,075      $           -                  $  8,543,075
                                       -----------------     --------------                  ------------

OPERATING EXPENSES:
  Cost of revenues                             6,381,413                                        6,381,413
  Selling general and
   administrative                              1,968,487             35,000                     2,003,487
  Depreciation                                    12,670                                           12,670
                                       -----------------     --------------                  ------------
   Total operating expenses                    8,362,570             35,000                     8,397,570
                                       -----------------     --------------                  ------------

INCOME (LOSS) FROM OPERATIONS                    180,505            (35,000)                      145,505
                                       -----------------     --------------                  ------------

OTHER INCOME (EXPENSE):
  Interest (expense) income, net                  (3,506)             ,                            (3,506)
  Gain on marketable securities                   11,191                                           11,191
  Officers' life insurance (income)
   /expense                                       (1,425)                                          (1,425)
  Other income                                       100                                              100
                                       -----------------     --------------                  ------------
   Total other income (expense)                    6,360                -                           6,360
                                       -----------------     --------------                  ------------

NET INCOME (LOSS) BEFORE INCOME TAXES            186,865            (35,000)                      151,865

INCOME TAX EXPENSE                               310,368                       (2) (288,000)       37,762
                                                                       -       (3)   15,394             _
                                       -----------------     --------------      ---------   ------------

NET INCOME (LOSS)                      $        (123,503)      $    (35,000)     $  272,606  $    114,103
                                       =================     ==============    ============  ============

Dividends on Preferred stock                                                                      (36,314)
                                                                                             ============
NET INCOME APPLICABLE TO COMMON SHAREHOLDERS                                                 $     77,789
                                                                                             ============

NET INCOME PER SHARE - BASIC AND DILUTED                                                     $       0.01
                                                                                             ============

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING                                         $  5,810,980
                                                                                             ============






                                     (F24)

                          PREMIER ALLIANCE GROUP, INC.
                     PRO-FORMA CONSOLIDATED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                   (UNAUDITED)

                                                                                  PRO-
                                        PREMIER ALLIANCE       CONTINUUM          FORMA           PRO-
                                           GROUP INC.         GROUP C INC.     ADJUSTMENTS        FORMA
                                        ----------------      --------------    -----------      ---------
NET REVENUES                           $      11,375,379      $                 $            $ 11,375,379

OPERATING EXPENSES:
  Cost of revenues                             8,546,349                                        8,546,349
  Selling, general and administrative          2,501,509            71,785                      2,573,294
  Depreciation                                    20,924                -                          20,924
                                       -----------------     --------------                  ------------
     Total operating expenses                 11,068,782            71,785                     11,140,567
                                       -----------------     --------------                  ------------

INCOME FROM OPERATIONS                           306,597           (71,785)                       234,812
                                       -----------------     --------------                  ------------

OTHER INCOME (EXPENSE):
  Interest (expense) income, net                 (15,901)                                         (15,901)
  Gain (loss) on marketable securities            49,103                                           49,103
  Officers' life insurance expense               (16,842)                                         (16,842)
  Other income                                     1,603                                            1,603
  Loss on disposal of assets                        (327)                -                           (327)
                                       -----------------     --------------                  ------------
     Total other income (expense)                 17,636                 -                         17,636
                                       -----------------     --------------                  ------------

NET INCOME (LOSS) BEFORE INCOME TAXES            324,233           (71,785)                       252,448

INCOME TAX EXPENSE                                                             (2) 288,000        406,026
                                                                               (3) 118,026
                                       -----------------     --------------      ---------   ------------

NET INCOME (LOSS)                      $         324,233     $     (71,785)     $ (406,026)  $   (153,578)
                                       =================     ==============    ============  ============

Dividends on Preferred Stock                                                                      (48,419)
                                                                                             ============
NET LOSS APPLICABLE TO COMMON SHAREHOLDERS                                                   $   (201,997)
                                                                                             ============
NET LOSS PER SHARE - BASIC AND DILUTED                                                       $      (0.03)
                                                                                             ============
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING                                            5,810,980
                                                                                             ============




                                     (F25)

                           PREMIER ALLIANCE ROUP, INC.
          NOTES AND ASSUMPTIONS TO THE UNAUDITED CONSUMMATED PRO-FORMA
                 BALANCE SHEET AND PRO-FORMA INCOME STATEMENTS
                    NINE MONTHS ENDED SEPTEMBER 30, 2004 AND
                        THE YEAR ENDED DECEMBER 31, 2003



ORGANIZATION AND BASIS OF PRESENTATION:


     The unaudited pro-forma consolidated balance sheet and consolidated income statements have been based on historical financial information, using accounting principles generally accepted in the United States of America, of Premier Alliance Group, Inc. and Continuum Group, Inc. for the nine months ended September 30, 2004 and the year ended December 31, 2003, considering the effects of the reverse acquisition of Continuum Group, Inc. by Premier Alliance Group, Inc. was completed effective January 1, 2003 in the case of the pro-forma consolidated income statements, and effective September 31, 2004 in the case of the pro-forma consolidated balance sheet.


ASSUMPTION:


     The number of shares used in the calculation of the pro-forma net loss per share data is based on the weighted average number of shares outstanding during the period adjusted to give effect to shares assumed to be issued, had the transactions referred to above been consummated January 1, 2003.


PRO-FORMA ADJUSMENTS:

1. Elimination of Continuum Group C Inc., historical retained earnings and additional paid-in capital on acquisition by Premier Alliance Group, Inc.
2. Estimated income tax provision recorded in the interim period ended September 30, 2004 for conversion of cash to accrual methods for tax purposes assumed to have been made January 1, 2003.
3. Estimated income tax provision for Premier Alliance Group including consolidation of Continuum Group C Inc. Premier Alliance Group, Inc. conversion from S Corporation to C Corporation for tax purposes assumed to have occurred January 1, 2003 (actual conversion June 1, 2004).





                                     (F26)

TOTAL ISSUED AND OUTSTANDING SHARES OF PREMIER ALLIANCE GROUP, INC. UPON COMPLETION OF THE REVERSE ACQUISITION:

         Total common shares held by
           former stockholders of
           Continuum Group C, Inc.                                    4,500,000

         Total common shares held by
           stockholders of Premier
           Alliance Group, Inc. (old)                                36,176,863

         Total issued and outstanding
           common shares before reverse
           stock split                                               40,676,863

         1 for 7 reverse stock split                                (34,865,883)
                                                                     ----------

         Total pro-forma common shares outstanding                    5,810,980
                                                                     ==========


         Total preferred shares held by
           stockholders of Premier Alliance
           Group, Inc. (old)                                          4,323,137

         1 for 7 reverse stock split                                 (3,705,546)
                                                                     ----------

         Total pro-forma preferred shares outstanding                   617,591
                                                                     ==========


                                     (F27)